Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Moneyflow Systems International Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Annual Report on Form 10-KSB of the Company for the year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2003


                                        BY: /s/ HAROLD F. SCHULTZ
                                            ------------------------------------
                                            HAROLD F. SCHULTZ
                                            CHIEF EXECUTIVE OFFICER AND CHIEF
                                              FINANCIAL OFFER